UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

August 7, 2002

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

COMMISSION FILE NUMBER 0-16448

Holiday RV Superstores, Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	59-1834763

(State Or Other Jurisdiction Of Incorporation Or Organization)	(IRS Employer Identification No.)

200 East Broward, Suite 920
Fort Lauderdale, Florida 33301

(Address Of Principal Executive Offices)

(954) 522-9903

(Registrant’s Telephone Number,
Including Area Code)

(Former Name Or Former Address,
If Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     The Board of Directors and the shareholders of the Registrant approved a one-for-ten reverse split (the “Reverse Split”) of the Registrant’s outstanding common stock (the “Common Stock”). The Reverse Split became effective at 12:01 a.m. (Eastern Standard Time) on Wednesday, August 7, 2002. After giving effect to the Reverse Split, the Company has 983,138 shares of Common Stock outstanding. The number of authorized shares of Common Stock will remain at 38,000,000 upon completion of the Reverse Split.

     A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

Exhibit No	Description

3.1	Certificate of Amendment to Certificate of Incorporation

99.1	Press Release issued August 7, 2002 announcing the reverse stock split

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 7th day of August, 2002.

HOLIDAY RV SUPERSTORES, INC.
/s/ Anthony D. Borzillo

Anthony D. Borzillo Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No	Description

3.1	Certificate of Amendment to Certificate of Incorporation

99.1	Press Release issued August 7, 2002 announcing the reverse stock split

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